Subsequent events	6 Months Ended
Jun. 30, 2015
Subsequent Events [Abstract]
Subsequent Events [Text Block]
17. Subsequent events

On August 14, 2015, the Partnership paid a cash distribution of $0.3375 per unit with respect to the second quarter of 2015, equivalent to $1.35 per unit on an annualized basis. The distribution totaled $8.9 million.

On August 12, 2015, the Partnership announced that it had agreed to acquire the entity that owns the FSRU H öegh Gallant for a purchase price of $370 million (including debt) from a subsidiary of Höegh LNG, subject to certain post-closing purchase price adjustments. The existing debt related to the Höegh Gallant of approximately $183 million and the associated interest rate swaps and will continue to be outstanding. The transaction closed on October 1, 2015. The Partnership financed the purchase price through the cancellation of a $140 million demand note from Höegh LNG and the issuance of a seller's credit of $47 million due in 18 months to a subsidiary of Höegh LNG. The seller's credit carries an interest rate of 8% per annum. The purchase price of the acquisition will allocated to the identifiable assets acquired on the acquisition date of October 1, 2015. Additional business combination disclosures will be presented in the next interim report.

On November 13, 2015, the Partnership paid a cash distribution of $0.3375 per unit with respect to the second quarter of 2015, equivalent to $1.35 per unit on an annualized basis. The distribution totaled $8.9 million.